UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report:                                NOVEMBER 30, 2004
(Date of earliest event reported)                   (NOVEMBER 17, 2004)




                             MULTIMEDIA GAMES, INC.
             (Exact name of registrant as specified in its charter)


                                    001-14551
                            (COMMISSION FILE NUMBER)


                  TEXAS                                        74-2611034
      (State or other jurisdiction                           (IRS Employer
            of incorporation)                             Identification No.)


 206 WILD BASIN RD., BLDG. B, SUITE 400,                         78746
              AUSTIN, TEXAS                                    (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (512) 334-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

Multimedia Games, Inc. is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 24, 2004 (the "Original 8-K"), to correct the dates in the column headings in the third table under Item 7.01. This Amemdment No. 1 does not reflect any events ocurring after the filing date of the the Original 8-K, or otherwise modify or update any of the information contained therein.







ITEM 2.02.  RESULTS OF OPERATION AND FINANCIAL CONDITION.

On November 17, 2004, Multimedia Games, Inc. (the "Registrant") issued a press release announcing its fiscal year 2004 results, and on the same date held a related conference call to discuss these results. The full text of the press release issued in connection with the announcement, and the related conference call transcript are attached to this Current Report on Form 8-K as Exhibit Nos.
99.1 and 99.2, respectively. The November 17, 2004 press release and the conference call transcript contain forward-looking statements regarding the Registrant, and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

USE OF NON-GAAP FINANCIAL INFORMATION

The Registrant uses the non-GAAP measure of EBITDA in its earnings releases. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Although EBITDA is not a measure of performance calculated in accordance with generally accepted accounting principles ("GAAP"), the Registrant believes the use of the non-GAAP financial measure EBITDA enhances an overall understanding of the Registrant's past financial performance, and provides useful information to the investor, because of its historical use by the Registrant as a performance measure, and the use of EBITDA by virtually all companies in the gaming equipment sector as a measure of performance. However, investors should not consider this measure in isolation or as a substitute for net income, operating income, or any other measure for determining the Registrant's operating performance that is calculated in accordance with GAAP. In addition, because EBITDA is not calculated in accordance with GAAP, it may not necessarily be comparable to similarly titled measures employed by other companies. The Registrant has included a reconciliation of EBITDA to the most comparable GAAP financial measure, net income, in the attached press release.

ITEM 7.01  REGULATION FD DISCLOSURE

Historically, the Registrant entered into revenue arrangements with its tribal customers that, among other things, required the Registrant to guarantee certain prize payout levels, to account for and collect all revenues associated with its games, and disburse the allotment to the tribes based on the prize guarantee. Accordingly, revenues have historically been presented on a gross basis to accurately reflect this relationship. Since the Registrant is no longer responsible for guaranteeing prize payouts on a majority of its games, and customers now generally collect total revenues associated with the Registrant's games and remit to the Registrant the net balance due, the Registrant has reclassified its income statement, and is presenting the net amounts due as revenue.

On November 17, 2004, in its conference call regarding its fiscal year 2004 results, the Registrant indicated that it would make available on its website certain historical financial statements presented in accordance with this new presentation method. The following is the information provided on the Registrant's website:

                             MULTIMEDIA GAMES, INC.
                     CONSOLIDATED BALANCE SHEETS (UNAUDITED)
               (In thousands, except shares and per-share amounts)


                                                     SEPTEMBER 30    JUNE 30,     MARCH 31,  DECEMBER 31, SEPTEMBER 30,
                                                         2004         2004         2004         2003          2003
                                                        --------    ---------    ---------    ---------    --------
ASSETS
CURRENT ASSETS:
Cash and cash equivalents                              $   4,768    $  29,648    $  36,634    $   6,371    $  26,319
Accounts receivable(1)                                    10,397        9,299       10,434        8,263        5,866
Inventory                                                    930        3,915        1,882        1,107        2,122
Prepaid expenses and other                                 2,242        2,783        2,112        1,494        1,811
Notes receivable, net                                     12,299        1,939        2,900       23,487        3,659
Federal and state income tax receivable                    3,714        2,718        1,190        1,101        1,539
Deferred income taxes                                      3,239        1,827        2,033        1,607        1,584
                                                       ---------    ---------    ---------    ---------    ---------
TOTAL CURRENT ASSETS                                      37,589       52,129       57,185       43,430       42,900
Restricted cash and long-term investments                  1,216        1,216        1,297        1,339        1,380
Property and equipment, net                              140,110      134,365      113,945      101,254       92,150
Notes receivable - non-current                            20,588        7,155        4,537        1,091          500
Other assets                                              17,904       11,297       10,442       10,281        6,800
                                                       ---------    ---------    ---------    ---------    ---------
TOTAL ASSETS                                           $ 217,407    $ 206,162    $ 187,406     $157,395    $ 143,730
                                                       =========    =========    =========    =========    =========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital leases   $   9,713    $   9,633    $   9,293    $   8,641    $   4,558
Accounts payable and accrued expenses                     25,780       25,603       21,535       10,704       20,138
Deferred revenue                                           1,847          244          429          375           24
                                                       ---------    ---------    ---------    ---------    ---------
TOTAL CURRENT LIABILITIES                                 37,340       35,480       31,257       19,720       24,720
Long-term debt and capital leases,                        10,753       13,114       14,687       15,552        9,402
less current portion
Other long-term liabilities                                3,932        4,206        4,731        3,161        3,393
Deferred revenue -  non-current                            2,050         --           --           --           --
Deferred income taxes                                     13,185        7,314        5,183        4,711        4,103
                                                       ---------    ---------    ---------    ---------    ---------
TOTAL LIABILITIES                                         67,260       60,114       55,858       43,144       41,618
                                                       ---------    ---------    ---------    ---------    ---------
Commitments and contingencies
Stockholders' equity:
Preferred stock                                             --           --           --           --           --
Common stock                                                 305          304          300          292          287
Additional paid-in capital                                65,157       64,405       59,745       50,845       45,487
Stockholders' notes receivable                              --           --           --         (1,488)      (1,466)
Treasury stock                                           (12,382)      (8,562)      (8,562)      (6,963)      (6,491)
Retained earnings                                         97,067       89,901       80,065       71,565       64,295
                                                       ---------    ---------    ---------    ---------    ---------
Total stockholders' equity                               150,147      146,048      131,548      114,251      102,112
                                                       ---------    ---------    ---------    ---------    ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $ 217,407    $ 206,162    $ 187,406    $ 157,395    $ 143,730
                                                       =========    =========    =========    =========    =========
(1) Net of allowance for doubtful accounts of:               533          591          516          526          521


                             MULTIMEDIA GAMES, INC.
                  CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
                    (In thousands, except per-share amounts)
                                                                  Year Ended                Period Ended
                                                                  ----------   -----------------------------------------
                                                                   Sept. 30,   Sept. 30,  June 30,  March 31,   Dec. 31,
                                                                     2004        2004       2004      2004        2003
                                                                  ----------   --------- ---------  ---------  ---------
REVENUES:
Gaming revenue - Class II                                         $ 119,584    $ 30,109  $ 29,044   $ 31,184   $ 29,247
                                                                  ----------   --------- ---------  ---------  ---------
Gaming revenue - All Other                                           20,568       7,844     6,331      4,984      1,409
Player terminal and license sale and lease revenue                   11,546       4,353       805      3,011      3,377
Other                                                                 1,977         394       740        421        422
                                                                  ----------   --------- ---------  ---------  ---------
Total revenues                                                      153,675      42,700    36,920     39,600     34,455
                                                                  ----------   --------- ---------  ---------  ---------
OPERATING COSTS AND EXPENSES:
Bingo prizes and related costs                                          ---         ---       ---        ---        ---
Cost of player terminals and licenses sold                            6,560       2,320       666      1,886      1,688
Selling, general and administrative expenses                         59,429      17,634    12,951     15,480     13,364
Amortization and depreciation                                        37,255      11,085     9,765      8,553      7,852
                                                                  ----------   --------- ---------  ---------  ---------
Total operating costs and expenses                                  103,244      31,039    23,382     25,919     22,904
                                                                  ----------   --------- ---------  ---------  ---------
Operating income                                                     50,431      11,661    13,538     13,681     11,551
OTHER INCOME (EXPENSE):
Interest income                                                       1,120         214       178        365        363
Interest expense                                                     (1,494)       (427)     (429)      (415)      (223)
                                                                  ----------   --------- ---------  ---------  ---------
Income before income taxes                                           50,057      11,448    13,287     13,631     11,691
Income tax expense                                                  (17,285)     (4,282)   (3,451)    (5,131)    (4,421)
                                                                  ----------   --------- ---------  ---------  ---------
Net income                                                        $  32,772    $  7,166  $  9,836   $  8,500   $  7,270
                                                                  ==========   ========= =========  =========  =========
Basic earnings per share                                          $    1.19    $   0.26  $   0.35   $   0.31   $   0.27
                                                                  ==========   ========= =========  =========  =========
Diluted earnings per share                                        $    1.07    $   0.24  $   0.32   $   0.28   $   0.24
                                                                  ==========   ========= =========  =========  =========
Shares used in per-share calculation
Basic                                                                27,467      28,007    27,873     27,282     26,710
                                                                  ==========   ========= =========  =========  =========
Diluted                                                              30,636      30,285    30,936     30,840     30,487
                                                                  ==========   ========= =========  =========  =========
Net income                                                        $  32,772    $  7,166  $  9,836   $  8,500   $  7,270
Amortization and depreciation                                        37,255      11,085     9,765      8,553      7,852
Interest expense (income), net                                          374         213       251         50       (140)
Income tax expense                                                   17,285       4,282     3,451      5,131      4,421
                                                                  ----------   --------- ---------  ---------  ---------
EBITDA                                                            $  87,686    $ 22,746  $ 23,303   $ 22,234   $ 19,403
                                                                  ==========   ========= =========  =========  =========

                                                 MULTIMEDIA GAMES, INC.
                                     CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
                                        (In thousands, except per-share amounts)
                                                                  Year Ended                Period Ended
                                                                  ----------   -----------------------------------------
                                                                   Sept. 30,   Sept. 30,  June 30,  March 31,   Dec. 31,
                                                                     2003        2003       2003      2003        2002
                                                                  ----------   --------- ---------  ---------  ---------
REVENUES:
Gaming revenue - Class II                                         $ 102,292    $ 28,228  $ 24,051   $ 25,274   $ 24,739
                                                                  ----------   --------- ---------  ---------  ---------
Gaming revenue - All Other                                            4,365       1,233     1,068      1,047      1,017
Player terminal and license sale and lease revenue                   16,322         699    12,489      2,491        643
Other                                                                 1,694         584       384        310        416
                                                                  ----------   --------- ---------  ---------  ---------
Total revenues                                                      124,673      30,744    37,992     29,122     26,815
                                                                  ----------   --------- ---------  ---------  ---------
OPERATING COSTS AND EXPENSES:
Bingo prizes and related costs                                        1,175           4        68        383        720
Cost of player terminals and licenses sold                            8,535         370     7,163        568        434
Selling, general and administrative expenses                         41,946      12,160    10,599     10,127      9,060
Amortization and depreciation                                        22,286       6,767     5,684      5,281      4,554
                                                                  ----------   --------- ---------  ---------  ---------
Total operating costs and expenses                                   73,942      19,301    23,514     16,359     14,768
                                                                  ----------   --------- ---------  ---------  ---------
Operating income                                                     50,731      11,443    14,478     12,763     12,047
OTHER INCOME (EXPENSE):
Interest income                                                         328          65        71         82        110
Interest expense                                                       (309)        (64)     (187)       (41)       (17)
                                                                  ----------   --------- ---------  ---------  ---------
Income before income taxes                                           50,750      11,444    14,362     12,804     12,140
Income tax expense                                                  (19,095)     (4,046)   (5,498)    (4,861)    (4,690)
                                                                  ----------   --------- ---------  ---------  ---------
Net income                                                        $  31,655    $  7,398  $  8,864   $  7,943   $  7,450
                                                                  ==========   ========= =========  =========  =========
Basic earnings per share                                          $    1.22    $   0.28  $   0.34   $   0.31   $   0.29
                                                                  ==========   ========= =========  =========  =========
Diluted earnings per share                                        $    1.08    $   0.25  $   0.30   $   0.28   $   0.25
                                                                  ==========   ========= =========  =========  =========
Shares used in per-share calculation
Basic                                                                25,993      26,319    25,999     25,845     25,815
                                                                  ==========   ========= =========  =========  =========
Diluted                                                              29,417      29,777    29,635     28,614     29,647
                                                                  ==========   ========= =========  =========  =========
Net income                                                        $  31,655    $  7,398  $  8,864   $  7,943   $  7,450
Amortization and depreciation                                        22,286       6,767     5,684      5,281      4,554
Interest expense (income), net                                          (19)         (1)      116        (41)       (93)
Income tax expense                                                   19,095       4,046     5,498      4,861      4,690
                                                                  ----------   --------- ---------  ---------  ---------
EBITDA                                                            $  73,017    $ 18,210  $ 20,162   $ 18,044   $ 16,601
                                                                  ==========   ========= =========  =========  =========

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



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibits.


EXHIBIT NO.    DESCRIPTION
-----------    -----------
   99.1        Press Release,  dated November 17, 2004,  announcing  fiscal year
               2004 results

   99.2        Transcript of fiscal year 2004 earnings conference call

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  MULTIMEDIA GAMES, INC.

Dated:  November 30, 2004         By: /s/  Craig S. Nouis
                                     --------------------------
                                           Craig S. Nouis
                                           Chief Financial Officer and
                                           Principal Accounting Officer

                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
----------       ------------
99.1             Press Release, dated November 17, announcing fiscal
                 year 2004 results

99.2             Transcript of fiscal year 2004 earnings conference call